UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05992

JAPAN SMALLER CAPITALIZATION FUND, INC.

(Exact name of registrant as specified in charter)

Worldwide Plaza

309 West 49th Street

New York, NY 10019

(Address of principal executive offices)

Nomura Asset Management U.S.A. Inc.

Worldwide Plaza

309 West 49th Street

New York, NY 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-833-0018

Date of fiscal year end: February 28, 2027

Date of reporting period: August 31, 2026

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

JAPAN SMALLER CAPITALIZATION FUND, INC.

SEMI-ANNUAL REPORT

AUGUST 31, 2026

The Board of Directors (the “Board”) of Japan Smaller Capitalization Fund, Inc. (the “Fund”) has authorized a level distribution plan (the “LDP”). Under the LDP, the Fund will pay monthly distributions at an annualized rate of 10% of the Fund’s market price as of May 20, 2026. With each distribution, the Fund will issue a notice to its shareholders and an accompanying press release that provides detailed information regarding the amount and composition of the distribution (including whether any portion of the distribution represents a return of capital) and other information required by the LDP. An investor should not draw any conclusions about the Fund’s investment performance from the amount of any distribution or from the terms of the LDP. The Board reserves the discretion to modify or discontinue the LDP at any time without prior notice to the Fund’s shareholders.

JAPAN SMALLER CAPITALIZATION FUND, INC.
October 28, 2026
To Our Shareholders:
We present the Semi-Annual Report of Japan Smaller Capitalization Fund, Inc. (the “Fund”) for the six months ended August 31, 2026.
The total return based on net asset value (“NAV”) per share of the Fund increased by 9.0% and the total return based on closing market price of the Fund (on the New York Stock Exchange) increased by 7.0% for the six months ended August 31, 2026. The closing market price of the Fund on August 31, 2026 was $12.63, representing a discount of 12.1% to the NAV of $14.37. The net assets of the Fund totaled $366,523,940 on August 31, 2026.
The Russell/Nomura Small Cap™ Index, the Fund’s benchmark (“Benchmark”), increased by 1.4% in United States (“U.S.”) dollar terms. During the six months ended August 31, 2026, the Fund outperformed the Benchmark by 7.6% on a NAV basis. The Tokyo Price Index (the “TOPIX”), a free-float adjusted market capitalization-weighted index covering an extensive proportion of the Japanese stock market, increased by 3.1% and the Nikkei Stock Average Index (the “Nikkei”), a price-weighted index of the 225 leading stocks on the TSE, increased by 10.1% in U.S. dollar terms for the six months ended August 31, 2026. The Japanese yen (“Yen”) depreciated by 2.3% against the U.S. dollar during the six months ended August 31, 2026.
For the quarter ended August 31, 2026, the Benchmark increased by 4.1%, the TOPIX increased by 4.7%, and the Nikkei decreased by 0.3% in U.S. dollar terms. The total return based on NAV of the Fund increased by 11.4% and outperformed the Benchmark by 7.3%. The total return based on closing market price of the Fund increased by 9.6% and the Yen appreciated by 0.3% against the U.S. dollar during the quarter ended August 31, 2026.
Investment Strategy
The Fund aims to invest in undervalued stocks that offer fundamental strength and potential for improvement. The Fund’s Investment Adviser performs extensive fundamental research to identify companies that have not received much attention from the market despite their excellent business strategies, companies where management has shown signs of change due to internal reforms, and companies where capital efficiency is projected to improve due to changes in their attitude toward shareholder returns. The Fund seeks to focus on companies that are leaders in certain niche markets, with large or expanding market shares, and that offer idiosyncratic business growth prospects.
Performance
In terms of sector allocation during the six-month review period ended August 31, 2026, overweight positions in the Banks and the Nonferrous Metals sectors were the largest positive contributors to the Fund’s performance. These contributions were offset by an underweight position in the Electric Appliances sector and an overweight position in the Transportation Equipment sector.
At the stock selection level, large contributors to performance included positions in Tomen Devices Corporation in the Electric Appliances sector, Citizen Watch Co., Ltd. in the Precision Instruments sector, and Daishi Hokuetsu Financial Group, Inc. in the Banks sector.

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JAPAN SMALLER CAPITALIZATION FUND, INC.
Conversely, large detractors from performance included Kumagai Gumi Co., Ltd. in the Construction sector, Kyokuto Kaihatsu Kogyo Co., Ltd. in the Transportation Equipment sector, and Ulvac, Inc. in the Electric Appliances sector.
Market Review
The Benchmark rose 1.4% over the six-month review period ended August 31, 2026, underperforming the TOPIX index, which gained 3.1% in local currency terms on a total return basis. Japanese equities recovered from a sharp initial sell-off and advanced over the review period, with the TOPIX Total Return Index reaching a record high in May. The period began with a 10.3% decline in March as the Iran war and the effective closure of the Strait of Hormuz raised concerns about energy supplies, supply chain disruptions, and the broader economic impact. From April onward, a fragile ceasefire and strong investment in AI infrastructure helped restore investor risk appetite. Surging demand for AI-related semiconductors, equipment, and electronic components became the market’s principal driver, although gains were concentrated in a relatively narrow group of stocks. Geopolitical uncertainty, shifting expectations for Artificial Intelligence (“AI”), and rising long-term interest rates periodically constrained the rally and increased volatility, particularly toward August.
Economic implications of the war in Iran dominated global capital markets throughout March. The TOPIX fell by 10.3%, entirely wiping out February’s gains. The latest geopolitical crisis affected not only those directly involved and the neighboring countries that are also coming under attack, but every country in the world. Iran’s effective blockage of the Strait of Hormuz became a major chokepoint in the global oil and petrochemical trade. While the geopolitical crisis triggered a broad sell-off, manufacturing sectors notably underperformed, as a supply chain crisis was considered an imminent risk.
The TOPIX rebounded by 6.6% in April, regaining nearly two-thirds of the 10% decline recorded in March. A fragile ceasefire between the US and Iran helped the global equity markets to rebound initially. However, a closer look at market dynamics depicted a more complex picture. Positive share price gains were heavily concentrated in AI and technology related names, while shares in other areas were flat or even declined. Capital spending by hyperscalers, which build and operate datacenters and provide computational capacity to AI model builders and application users, continued to grow at a breakneck pace, with the scale of aggregate investment approaching that of a national economy. In other words, uncertainty stemming from the prospect of a prolonged conflict forced investors to crowd into a secular theme that appears to be somewhat insulated from current geopolitical risks.
The TOPIX extended its gains by a further 6.2% in May. The index not only recovered the 10% loss seen in March but also recorded a new all-time high. In the wake of continuing geopolitical uncertainty, the TOPIX was remarkably resilient – even to a somewhat surprising degree. A relatively small number of stocks recorded extraordinary gains in May and fueled the overall market rally. AI continued to be the dominant theme driving the rally. Yet the scope of the AI theme has broadened from semiconductor production equipment and materials, which are closely linked to rising production of AI computing semiconductors, to a wider range of electronic components and devices that were previously thought to be beyond the scope of this AI investment boom. Shares of some electronic component

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JAPAN SMALLER CAPITALIZATION FUND, INC.
makers and a semiconductor memory manufacturer whose products are typically used in smartphones and PCs rallied by roughly 60% and by more than 100% during the month alone. Around two dozen other stocks also posted gains of more than 20%, with only a handful of exceptions that are not directly linked to AI supply chains.
The TOPIX inched higher in June, gaining a 1.1%. At times, the rally appeared to be fading, especially when share prices of the US mega-cap technology companies, the so-called Magnificent 7, began to tumble. Meanwhile, a resilient jobs report led to expectations of an interest rate hike by the Federal Reserve in the US, dashing earlier hopes of a rate cut. The TOPIX briefly dipped into negative territory. However, the signing of a memorandum of understanding by the US and Iran aimed at ending the conflict and the shipping blockade, swiftly followed by a drop in oil prices to pre-war levels, helped the market to rebound. An ongoing investment arms race among AI labs and hyper-scalers to build massive-scale AI infrastructure re-ignited investor interest in hardware suppliers, including memory semiconductor manufacturers, semiconductor production equipment manufacturers, and electronic component manufacturers. This market churn inevitably fueled higher volatility.
The TOPIX gained 0.2% in July despite significant market volatility. That said, the market experienced some tumultuous shifts in relative sector returns in July. Investor sentiment swung from initial bullishness towards the AI theme, and then back to caution about AI’s prospects, often changing direction on alternate days. In many cases, the earlier price gains were exactly offset by subsequent losses. In other words, the market’s direction continued to be influenced by the AI theme, pushed around by short-term and precarious stock price rotations, as investors switched between AI focused stocks or sectors followed quickly by a shift to unrelated or even AI vulnerable sectors. This kept the TOPIX within a narrow trading range through July.
The TOPIX rallied by 3.9% in August, accelerating from the gradual gains in June and July. However, looking at the monthly TOPIX performance alone masks the growing sense of unease in underlying investor sentiment. The Benchmark experienced increased volatility, touching an intra-month high before nearly giving up its gains over the following days. The ceasefire between the US and Iran expired on August 17, and the lingering geopolitical uncertainty has reduced visibility into the global economic outlook. Another factor that has contributed significantly to investor caution is the ongoing rise in long-term interest rates. As the US national debt surpassed $40 trillion, with no immediate solution to the ballooning deficit in sight, US Treasury yields reached new multi-year highs, with 10-year yields around 4.8%. An intervention by Treasury Secretary Scott Bessent failed to ease investor concerns. In addition, the AI investment boom is driving increased demand for credit. Government bond yields have continued to climb in Japan too, with the 10-year Japanese Government Bond (“JGB”) yield approaching a thirty-year high. Prime Minister Takaichi is pursuing an expansionary fiscal policy and has officially approved a two-year reduction in the consumption tax on food items, beginning in April 2027.
Outlook and Future Strategy
A recent boom in AI infrastructure build-out is increasingly steering the global economy toward a path of sustained expansion that could extend beyond a typical economic cycle. Existing AI data-center capacity still falls short of the requirements stated by

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JAPAN SMALLER CAPITALIZATION FUND, INC.
generative-AI platform providers, both in scale and technological sophistication. This apparent shortfall leaves ample room for further capacity growth. That said, risks are also mounting. Long-dated US Treasury yields remain under upward pressure amid fiscal concerns and persistent inflation. Bond market supply-demand dynamics are also deteriorating, partly due to heavy issuance of corporate debt instruments by hyper-scalers. This tightening of financial conditions could crowd out non-AI corporate capital expenditure, deepen the housing market downturn in the US, and ultimately weigh on global economic activity.
Japan has not been immune to these pressures, with long-term JGB yields continuing to rise in response to both domestic and external factors. The Bank of Japan (“BOJ”) will therefore likely need to accelerate the pace of monetary policy normalization to keep inflation expectations anchored. At 1.0%, the current policy rate remains clearly below most measures of expected inflation, as well as estimates of the nominal neutral interest rate, indicating that monetary conditions remain accommodative. The market currently anticipates two 25 bps policy rate increases this year and another increase next year. We believe this outlook is reasonable and would take the policy rate to 1.8%, while it remains to be seen where the course of monetary policy would evolve from there.
Although higher bond yields have reduced the relative valuation appeal of equities, Japanese stocks have remained resilient, underpinned by robust earnings growth. The TOPIX has appreciated by approximately 20% year to date, while consensus forward earnings per share (EPS) estimates have also risen similarly. As a result, the index’s forward price-to-earnings ratio is around 16, which is little changed from the start of the year. While slightly above historical averages, the valuation can be considered justifiable given the strength of earnings momentum and the potential for further upward revisions to consensus EPS estimates.
Recent quarterly results have also strengthened the outlook for small-cap companies. Profits have grown by approximately 12% in FY25 and are projected to rise by a further 11% in FY26 (FY ending March 2027). Small-cap stocks outperformed the broader market in August by a narrow margin. However, on a total-return basis, the Russell/Nomura Small Cap Index continues to trail behind the TOPIX index for year to date, with a return of +20.4% compared to +23.4% for the TOPIX. Small-cap stocks are currently trading at around 15 times earnings, below the valuation of large-cap stocks. We therefore believe small-cap stocks have relatively greater upside potential.
Since the Takaichi administration took office in the autumn of 2025, domestic interest rates have risen amid concerns about increased government spending, while the yen has remained weak. This environment has made it difficult for small-cap stocks to outperform the large-cap market, as many smaller companies are heavily dependent on the domestic economy. However, conditions may be starting to change. At the end of July, Japan and the US conducted coordinated intervention in the foreign exchange market, signaling that both governments were prepared to curb further yen depreciation. Expectations are also growing that domestic investors, including life insurers and the Government Pension Investment Fund, may increase their allocations to Japanese government bonds. These developments suggest that the investment environment for small-cap stocks may be improving. If the trend continues, small-cap stocks could recover some of their recent relative underperformance. We therefore intend to adopt a cautiously positive view of the market outlook.

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JAPAN SMALLER CAPITALIZATION FUND, INC.
For the fiscal year ending March 2027, strong earnings growth of more than 15%, well above the market average, is expected across several sectors. These include Banking, which directly benefits from higher interest rates, and industries exposed to AI infrastructure and robotics. Given the possibility that the government led by the popular Prime Minister Sanae Takaichi will remain in office for an extended period, we believe the portfolio should reflect the widening divergence in earnings prospects across sectors. Going forward, we will assess forthcoming earnings reports carefully, and we will gradually increase exposure to companies with stronger earnings growth prospects, while maintaining strict valuation discipline.
One notable small-cap theme relates to how companies respond to the second-stage review of TOPIX constituents, which is scheduled to begin in October 2026. Under this process, companies across different market segments may be reassessed for index inclusion based on criteria including float-adjusted market capitalization and trading value. As a result, the number of constituent listed stocks is expected to fall from approximately 1,700 to fewer than 1,000. Despite near-term economic uncertainty, companies trading close to the inclusion threshold are likely to have a strong incentive to take further measures to enhance corporate value.
Another significant development is the planned five-year review and revision of Japan’s Corporate Governance Code, which establishes best-practice principles for corporate governance. The revision may increase pressure on small-cap companies with substantial cash holdings either to invest in growth or return capital to shareholders through dividends and share buybacks. At the same time, efforts to improve stock liquidity could broaden investor interest and help unlock value in companies that have historically been overlooked.
We will maintain a balanced, value-oriented approach, prioritizing companies with robust balance sheets, clear catalysts for enhanced shareholder returns, and measurable progress in governance. Our bottom-up research will focus on businesses that are less vulnerable to changes in tariff policy, those capable of sustaining good earnings visibility amid macroeconomic uncertainty, and under-researched companies where internal reforms are beginning to translate into tangible performance improvements. This positions the portfolio to benefit from both cyclical tailwinds and structural re-rating opportunities.
The Fund appreciates your continuing support.
Sincerely,

Yusuke Andoh
President

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JAPAN SMALLER CAPITALIZATION FUND, INC.
PERFORMANCE (Unaudited)
ANNUALIZED RETURNS AS OF AUGUST 31, 2026(a)

	6 Months	1 Year	5 Year	10 Year
Net Asset Value(b)	9.0%	32.9%	12.3%	10.8%
Market Price(b)	7.0%	29.7%	12.5%	10.9%
Russell/Nomura Small Cap™ Index	1.4%	21.2%	8.7%	8.5%

(a)	Returns of less than one year are not annualized.
(b)	Reflects the percentage change in share price adjusted for reinvestment of income dividends, ordinary income distributions, and long-term capital gain distributions.
Performance of a $10,000 Investment (as of August 31, 2026)
The graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the period indicated. For comparison, the same investment is shown in the indicated index. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

6

DISCLOSURES

Sources: Nomura Asset Management U.S.A. Inc., Nomura Asset Management Co., Ltd., and Bloomberg L.P. Past performance is not indicative of future results. There is a risk of loss.
The NAV price is adjusted for reinvestment of income dividends, ordinary income distributions, long-term capital gain distributions, and capital share transactions. The New York Stock Exchange’s closing market price is adjusted for reinvestment of income dividends, ordinary income distributions, and long-term capital gain distributions. The Fund’s performance does not reflect sales commissions.
This material contains the current opinions of the Fund’s manager, which are subject to change without notice. This material should not be considered investment advice. Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that these investment strategies will work under all market conditions, and each investor should evaluate their ability to invest for the long term.
Comparisons between changes in the Fund’s net asset value or market price per share and changes in the Fund’s Benchmark should be considered in light of the Fund’s investment policy and objective, the characteristics and quality of the Fund’s investments, the size of the Fund, and variations in the Yen/U.S. Dollar exchange rate. This report is for informational purposes only. Investment products offered are not FDIC insured, may lose value, and are not bank guaranteed.
Indices are unmanaged. An index cannot be directly invested into.
Certain information discussed in this report may constitute forward-looking statements within the meaning of the U.S. federal securities laws. The Fund believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions and can give no assurance that the Fund’s expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected.
Russell/Nomura Small Cap Index covers small cap stocks listed on Japanese stock exchanges. This index contains the bottom 15% of the Russell/Nomura Total Market Index in terms of adjusted market capitalization.

SHAREHOLDERS ACCOUNT INFORMATION
Shareholders whose accounts are held in their own name may contact the Fund’s registrar, Computershare Trust Company, N.A., at 1-800-426-5523 for information concerning their accounts.

7

PROXY VOTING

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; (2) on the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov; and (3) on the website of the Fund at http://www.nomura-asset.com/investment-solutions/funds/closed-end-funds/jof. Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the SEC’s website at http://www.sec.gov.
Additional information about the Fund’s Board of Directors is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the website of the SEC at http://www.sec.gov in the Fund’s most recent proxy statement filing.

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

The Fund files a schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

FUND CERTIFICATIONS

In December 2025 the Fund filed its Principal Executive Officer Certification with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.
The Fund’s Principal Executive Officer and Principal Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund’s Form N-CSR and are available on the SEC’s website at http://www.sec.gov.

SHARE REPURCHASES
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may repurchase shares of its common stock in the open market.

INTERNET WEBSITE

Nomura Asset Management U.S.A. Inc. has established an Internet website which highlights its history, investment philosophy, process and products, which include the Fund.
The Internet web address is http://www.nomura-asset.com/investment-solutions/ funds/closed-end-funds/jof.

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JAPAN SMALLER CAPITALIZATION FUND, INC.
FUND HIGHLIGHTS — AUGUST 31, 2026 (Unaudited)
KEY STATISTICS

Net Assets	$366,523,940
Net Asset Value per Share	$14.37
Market Price	$12.63
Total Return based on Net Asset Value per Share(a)	9.0%
Total Return based on Market Price(a)	7.0%

MARKET INDICES

Percentage change in market indices:(a)	YEN	U.S.$
Russell/Nomura Small Cap™ Index	3.7%	1.4%
Tokyo Price Index	5.5%	3.1%
Nikkei Stock Average Index	12.7%	10.1%

(a)	From March 1, 2026 through August 31, 2026.
INDUSTRY DIVERSIFICATION

% of Net Assets
Wholesale Trade	12.9
Electric Appliances	10.6
Banks	9.9
Chemicals	8.8
Machinery	7.3
Construction	6.5
Metal Products	6.4
Information and Communication	4.7
Precision Instruments	4.6
Other Products	4.4
Glass and Ceramics Products	4.4

% of Net Assets
Transportation Equipment	3.1
Services	2.6
Financing Business	2.0
Pharmaceutical	1.6
Food	1.6
Retail Trade	1.5
Utilities	1.3
Land Transportation	1.1
Real Estate	1.1
Textiles and Apparel	1.0
Marine Transportation	0.2

TEN LARGEST HOLDINGS

Security	% of Net Assets
Daishi Hokuetsu Financial Group, Inc.	5.0
Sakata INX Corporation	4.8
Citizen Watch Co., Ltd.	4.6
Tomen Devices Corporation	4.1
Yondenko Corporation	3.2
SWCC Corporation	2.9
The Musashino Bank, Ltd.	2.8
Idec Corporation	2.2
Asia Pile Holdings Corporation	2.1
Tekscend Photomask Corporation	2.1

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JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS
AUGUST 31, 2026
(Unaudited)

	Shares	Fair Value
JAPANESE EQUITY SECURITIES
Banks — 9.9%
Daishi Hokuetsu Financial Group, Inc.	1,134,300	$18,478,313
The Musashino Bank, Ltd.	582,700	10,316,955
Tokyo Kiraboshi Financial Group, Inc.	690,400	7,538,317
		36,333,585
Chemicals — 8.8%
Cosmo Energy Holdings Co., Ltd.	93,200	2,496,809
Mitsubishi Gas Chemical Co., Inc.	108,000	2,687,068
Nihon Tokushu Toryo Co., Ltd.	139,400	2,372,135
Nippon Soda Co., Ltd.	83,100	2,086,280
Osaka Soda Co., Ltd.	40,000	527,406
Sakai Chemical Industry Co., Ltd.	85,000	2,104,711
Sakata INX Corporation	1,049,600	17,657,068
Sumitomo Bakelite Co., Ltd.	46,800	2,196,062
		32,127,539
Construction — 6.5%
Kumagai Gumi Co., Ltd.	535,500	4,331,607
MIRAIT ONE Corporation	146,600	3,327,125
Nishimatsu Construction Co., Ltd.	81,500	2,843,634
Takasago Thermal Engineering Co., Ltd.	67,300	1,821,493
Yondenko Corporation	824,600	11,626,228
		23,950,087
Electric Appliances — 10.6%
Ferrotec Corporation	107,200	6,248,440
Furuno Electric Co., Ltd.	21,200	1,006,079
GS Yuasa Corporation	64,200	2,151,991
Horiba, Ltd.	32,100	4,715,771
Idec Corporation	336,500	7,889,764
Nippon Avionics Co., Ltd.	94,300	3,483,299
Oki Electric Industry Co., Ltd.	309,900	5,583,924
Ulvac, Inc.	98,800	4,636,749
Yamaichi Electronics Co., Ltd.	61,000	3,093,442
		38,809,459

See notes to financial statements

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JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS(Continued)
AUGUST 31, 2026
(Unaudited)

	Shares	Fair Value
Financing Business — 2.0%
Credit Saison Co., Ltd.	152,100	$4,448,014
NS Group, Inc.	278,300	2,848,775
		7,296,789
Food — 1.6%
Nissin Foods Holdings Co., Ltd.	50,000	936,140
S&B Foods, Inc.	110,500	4,745,845
		5,681,985
Glass and Ceramics Products — 4.4%
Asia Pile Holdings Corporation	792,700	7,742,132
Noritake Co., Ltd.	281,100	6,502,830
Sumitomo Osaka Cement Co., Ltd.	51,600	1,843,676
		16,088,638
Information and Communication — 4.7%
DAIKO XTECH Ltd.	357,100	2,336,325
Future Corporation	73,600	1,128,480
GMO internet group, Inc.	75,000	1,971,200
Toei Animation Co., Ltd.	95,900	1,831,241
Tsuzuki Denki Co., Ltd.	148,600	3,986,546
Vision, Inc.	609,100	4,053,675
Visional, Inc.(a)	30,600	1,818,662
		17,126,129
Land Transportation — 1.1%
Hamakyorex Co., Ltd.	200,000	2,327,751
Tobu Railway Co., Ltd.	100,700	1,897,050
		4,224,801
Machinery — 7.3%
Modec, Inc.	26,900	1,634,799
Nabtesco Corporation	132,200	3,816,398
Organo Corporation	26,600	2,164,138
Sansei Technologies, Inc.	364,200	6,281,866
THK Co., Ltd.	128,400	5,332,951
TPR Co., Ltd.	131,600	1,332,272
YAMABIKO Corporation	229,100	6,325,441
		26,887,865

See notes to financial statements

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JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS(Continued)
AUGUST 31, 2026
(Unaudited)

	Shares	Fair Value
Marine Transportation — 0.2%
NS United Kaiun Kaisha Ltd.	9,600	$631,686
		631,686
Metal Products — 6.4%
ARE Holdings, Inc.	66,400	1,642,072
G-Tekt Corporation	236,700	3,467,697
Mitsui Kinzoku Co., Ltd.	30,000	5,511,661
Suncall Corporation	150,000	1,956,175
SWCC Corporation	114,400	10,707,654
		23,285,259
Other Products — 4.4%
Komatsu Wall Industry Co., Ltd.	315,400	5,621,811
Nishikawa Rubber Co., Ltd.	125,800	2,953,514
Tekscend Photomask Corporation	323,700	7,620,047
		16,195,372
Pharmaceutical — 1.6%
Rohto Pharmaceutical Co., Ltd.	105,300	2,014,033
Sumitomo Pharma Co., Ltd.(a)	283,100	2,754,343
Tsumura & Co.	45,900	1,086,829
		5,855,205
Precision Instruments — 4.6%
Citizen Watch Co., Ltd.	950,000	16,808,264
		16,808,264
Real Estate — 1.1%
JINUSHI Co., Ltd.	219,500	4,099,349
		4,099,349

See notes to financial statements

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JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS(Continued)
AUGUST 31, 2026
(Unaudited)

	Shares	Fair Value
Retail Trade — 1.5%
Komehyo Holdings Co., Ltd.	79,900	$2,641,240
MatsukiyoCocokara & Co.	110,900	1,812,865
Qol Holdings Co., Ltd.	81,900	1,245,485
		5,699,590
Services — 2.6%
HIS Co., Ltd.	112,100	824,652
Koshidaka Holdings Co., Ltd.	400,000	2,564,408
SIGMAXYZ Holdings, Inc.	1,019,200	3,624,389
Tokyotokeiba Co., Ltd.	80,000	2,529,347
		9,542,796
Textiles and Apparel — 1.0%
Fujibo Holdings, Inc.	53,900	1,164,220
Sanyo Shokai, Ltd.	50,100	508,449
Seiren Co., Ltd.	88,100	1,930,506
		3,603,175
Transportation Equipment — 3.1%
HI-LEX Corporation	125,100	2,109,215
Kyokuto Kaihatsu Kogyo Co., Ltd.	249,100	3,599,454
Nichirin Co., Ltd.	33,400	873,032
Nippon Seiki Co., Ltd.	173,000	2,967,726
NOK Corporation	94,800	1,831,009
		11,380,436
Utilities — 1.3%
Tohoku Electric Power Co., Inc.	584,900	4,870,352
		4,870,352

See notes to financial statements

13

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS(Continued)
AUGUST 31, 2026
(Unaudited)

	Shares	Fair Value
Wholesale Trade — 12.9%
BuySell Technologies Co., Ltd.	330,100	$6,561,700
Central Automotive Products, Ltd.	127,200	1,755,993
Kanaden Corporation	115,600	1,872,325
Kobe Bussan Co., Ltd.	100,000	1,768,039
Restar Corporation	220,300	7,599,643
RYODEN Corporation	119,000	3,546,345
Sangetsu Corporation	370,600	7,471,166
Sanrio Co., Ltd.	200,000	1,610,894
Tomen Devices Corporation	70,000	15,119,737
		47,305,842
TOTAL INVESTMENTS — 97.6% (cost $269,711,588)		$357,804,203
TOTAL FOREIGN CURRENCY — 3.1% (cost $11,377,716)(b)		$11,360,149
TOTAL INVESTMENTS AND FOREIGN CURRENCY — 100.7% (cost $281,089,304)		$369,164,352
TOTAL OTHER ASSETS AND LIABILITIES — (0.7%)		$(2,640,412)
TOTAL NET ASSETS — 100.0%		$366,523,940

(a)	Non-income producing security.
(b)	Japanese Yen - Interest bearing account.
See notes to financial statements

14

JAPAN SMALLER CAPITALIZATION FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2026
(Unaudited)

ASSETS:
Investments in Japanese equity securities, at fair value (cost — $269,711,588)	$357,804,203
Foreign currency, at fair value (cost — $11,377,716)	11,360,149
Receivable for investments sold	983,080
Receivable for dividends	1,033,814
Cash	1,504,286
Prepaid expenses	69,800
Total Assets	372,755,332
LIABILITIES:
Payable for investments purchased	4,154,486
Accrued Discount Management Consulting fee	875,000
Accrued management fee	513,956
Accrued legal fees	238,955
Accrued directors’ fees and expenses	54,052
Other accrued expenses	394,943
Total Liabilities	6,231,392
NET ASSETS:
Capital stock (25,500,504 shares of capital stock outstanding, 100,000,000 shares authorized, par value $0.10 each)	2,550,050
Paid-in capital	250,130,111
Total distributable gain	113,843,779
Net Assets	$366,523,940
Net asset value per share	$14.37

See notes to financial statements

15

JAPAN SMALLER CAPITALIZATION FUND, INC.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED AUGUST 31, 2026
(Unaudited)

INCOME:
Dividend income (net of $575,586 withholding taxes)	$5,180,272
Interest income	59,715
Total Income	$5,239,987
EXPENSES:
Management fee	1,565,613
Discount Management Consulting fee(1)	1,187,225
Legal fees	452,399
Other expenses	642,775
Total Expenses	3,848,012
INVESTMENT INCOME — NET	1,391,975
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized gain on investments and foreign currency transactions:
Net realized gain on investments	42,573,351
Net realized loss on foreign currency transactions	(652,751)
Net realized gain on investments and foreign currency transactions	41,920,600
Net change in unrealized depreciation on investments	(25,354,404)
Net change in unrealized appreciation on foreign currency transactions and translation	8,376,305
Net realized and unrealized gain on investments and foreign currency transactions and translation	24,942,501
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$26,334,476

(1)	See Note 6.
See notes to financial statements

16

JAPAN SMALLER CAPITALIZATION FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended August 31, 2026 (Unaudited)	For the Year Ended February 28, 2026
FROM OPERATIONS:
Net investment income	$1,391,975	$2,844,157
Net realized gain on investments and foreign currency transactions	41,920,600	48,110,564
Net change in unrealized appreciation (depreciation) on investments and on foreign currency transactions and translation	(16,978,099)	92,516,703
Net increase in net assets resulting from operations	26,334,476	143,471,424
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders	(14,928,562)	(20,105,730)
Decrease in net assets derived from distributions to shareholders	(14,928,562)	(20,105,730)
FROM CAPITAL SHARE TRANSACTIONS:
Cost of shares repurchased through tender offer	(36,208,445)	—
Decrease in net assets derived from capital share transactions	(36,208,445)	—
NET ASSETS:
Beginning of period	391,326,471	267,960,777
End of period	$366,523,940	$391,326,471

See notes to financial statements

17

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited)
1.	Significant Accounting Policies
Japan Smaller Capitalization Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a closed-end management investment company. The Fund operates as diversified as defined under the Investment Company Act. The Fund was incorporated in Maryland on January 25, 1990 and investment operations commenced on March 21, 1990. The Fund’s investment objective is to seek long-term capital appreciation through investments primarily in smaller capitalization Japanese equity securities.
The accompanying financial statements have been prepared in accordance with United States (“U.S.”) generally accepted accounting principles (“GAAP”) and are stated in U.S. dollars. The Fund is an investment company that follows the accounting and reporting guidance in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following is a summary of the significant accounting and reporting policies used in preparing the financial statements.
(a) Valuation of Securities — Investments traded in the over-the-counter market are fair valued at the last reported sales price as of the close of business on the day the securities are being valued. If no last reported sales price is available, investments are valued at the most recent quoted bid price. Portfolio securities which are traded on stock exchanges are fair valued at the last sales price on the principal market on which securities are traded or, lacking any sales, at the last available bid price. Securities and other assets that cannot be fair valued using one of the previously mentioned methods are stated at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund (the “Board”).
(b) Foreign Currency Transactions — Transactions denominated in Yen are recorded in the Fund’s records at the prevailing exchange rate at the time of the transaction. Asset and liability accounts that are denominated in Yen are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in the results of operations for the current period.
The net assets of the Fund are presented at the exchange rates and fair values on August 31, 2026. The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held at August 31, 2026. Net realized gains or losses on investments include gains or losses arising from sales of portfolio securities and sales and maturities of short-term securities. Net realized gains or losses on foreign currency transactions arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

18

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
(c) Security Transactions, Investment Income and Distributions to Shareholders — Security transactions are accounted for on the trade date. Dividend income and distributions are recorded on the ex-dividend dates and interest income is recorded on an accrual basis. Realized gains and losses on the sale of investments are calculated on the first in, first out basis.
Distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary”), such accounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification.
(d) Operating Segments — The Fund has adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or its results of operations. The intent of ASU 2023-07 is, through improved segment disclosures, to enable investors to better understand an entity’s overall performance and to assess its potential future cash flows. Yusuke Andoh, the Fund’s President and Principal Executive Officer, acts as the Fund’s chief operating decision maker (CODM) assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating segment based on the fact that the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with a single investment objective which is executed by the Fund’s investment manager. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s schedule of investments, statements of changes in net assets and financial highlights. Segment assets are reflected on the accompanying statement of assets and liabilities as “total assets” and significant segment expenses are listed on the accompanying statement of operations.
(e) Income Taxes — A provision for U.S. income taxes has not been made since it is the intention of the Fund to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.
Under Japanese tax laws, a withholding tax is imposed on dividends at a rate of 15.315% and such withholding taxes are reflected as a reduction of the related revenue. The withholding tax rate of 15.315% was reduced to 10% upon the submission of Form 17 - Limitation on Benefits Article. There is no withholding tax on realized gains.

19

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years), and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the statement of operations. During the current year and for the prior three tax years, the Fund did not incur any interest or penalties.
(f) Use of Estimates in Financial Statement Preparation — The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.
(g) Concentration of Risk — A significant portion of the Fund’s net assets consists of Japanese securities which involve certain considerations and risks not typically associated with investments in the U.S. In addition to the smaller size, and greater volatility, there is often substantially less publicly available information about Japanese issuers than there is about U.S. issuers. Future economic and political developments in Japan could adversely affect the value of securities in which the Fund is invested. Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.
(h) Indemnifications — Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote and as such no additional accruals were recorded on the Statement of Assets and Liabilities.
2.	Management Agreement and Transactions With Affiliated Persons
Nomura Asset Management U.S.A. Inc. (“NAM-U.S.A.” or the “Manager”) acts as the Manager of the Fund pursuant to a management agreement. Under the management agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties. Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. (“NAM” or the “Investment Adviser”), as Investment Adviser to the Fund.
As compensation for its services to the Fund, the Manager receives a monthly fee at the annual rate of 0.90% of the value of the Fund’s average weekly net assets not in excess of $250 million and 0.80% of the Fund’s average weekly net assets in excess of $250 million. Under the management agreement, the Fund incurred fees to the Manager of $1,565,613 for the six months ended August 31, 2026. Under the investment advisory agreement, the Investment Adviser earned investment advisory fees of $676,710 from the Manager, not the Fund, for the six months ended August 31, 2026. At August 31, 2026, the management fee payable to the Manager by the Fund was $513,956.

20

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
Certain officers and/or directors of the Fund are officers and/or directors of the Manager. Affiliates of Nomura Holdings, Inc. (the Manager’s indirect parent) did not earn any fees in commissions on the execution of portfolio security transactions for the six months ended August 31, 2026. The Fund pays each Director not affiliated with the Manager an annual fee of $30,000. In addition, the Fund pays each Director not affiliated with the Manager $3,300 per in-person or virtually held meeting attended, $2,200 per telephonic special meeting attended, and Director expenses related to attendance at meetings. The Chairperson of the Board, presently Marcia L. MacHarg, is paid an additional annual fee of $10,000. The Chairman of the Audit Committee, presently David B. Chemidlin, is paid an additional annual fee of $5,000. The Chairman of the Nominating Committee, presently Arthur B. Laby, is paid an additional annual fee of $2,500. The Chairman of the Governance and Compliance Committee, presently Paige P. Ouimet, is paid an additional annual fee of $2,500. Such fees and expenses for unaffiliated Directors aggregated $174,659 for the six months ended August 31, 2026.
3.	Purchases and Sales of Investments
Purchases and sales of investments, exclusive of foreign currency and investments in short term securities, for the six months ended August 31, 2026 were $128,619,012 and $180,895,470, respectively.
4.	Federal Income Tax
As of February 28, 2026, net unrealized appreciation on investments, exclusive of foreign currency, for federal income tax purposes was $91,813,913, of which $128,263,274 related to appreciated securities and $36,449,361 related to depreciated securities. The cost of investments, exclusive of foreign currency of $6,018,497 at February 28, 2026 for federal income tax purposes was $292,693,088.
At February 28, 2026, the components of accumulated earnings on a tax basis consisted of unrealized appreciation on investments and foreign currency transactions of $91,785,362, undistributed ordinary income of $10,652,503, and a capital loss carryforward of $0. The differences between book basis and tax basis for unrealized appreciation on investments and foreign currency transactions are attributable to the tax deferral of losses on wash sales and the tax treatment of passive foreign investment companies.
At February 28, 2026, for federal tax purposes, the Fund does not have any capital loss carryforwards available to offset future capital gains. During the year ended February 28, 2026, the Fund utilized $28,674,413 of capital loss carryforwards.
During the year ended February 28, 2026, the Fund transitioned to a monthly distribution schedule. The Fund paid total ordinary income distributions of $20,105,730, which represents an aggregate of $0.7096 per share, to shareholders of record throughout the fiscal year.
During the year ended February 28, 2025, the Fund paid an ordinary income distribution of $8,834,508, which represents $0.3118 per share, to shareholders of record as of December 19, 2024. The distribution was paid on December 27, 2024.

21

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
During this reporting period, the Fund adopted FASB Accounting Standards Update No. 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures (ASU 2023-09), which requires annual disclosure of the amount of income taxes paid (net of refunds received) disaggregated by federal, state, and foreign taxes, and further disaggregated by individual jurisdiction in which income taxes paid is equal to or greater than 5% of total income taxes paid. The adoption of ASU 2023-09 did not result in any changes to the Fund’s financial statement presentation or disclosure.
5.	Fair Value Measurements
In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a frame work for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.
The three-tier hierarchy of inputs is summarized below.
•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
At August 31, 2026, all of the Fund’s investments were determined to be Level 1 securities.
During the six months ended August 31, 2026, the Fund did not hold any instrument which used significant unobservable inputs (Level 3) in determining fair value.
6.	Discount Management Consulting Fee
During the fiscal period, the Board engaged an unaffiliated financial adviser, UBS Securities LLC, to advise on potential corporate actions. The professional fees associated with this limited-duration engagement are being borne by the Fund, a portion of which were paid during the fiscal period and the remainder of which will be paid through August 2026. These fees resulted in an increase in the Fund’s expense ratio during the period and are expected to result in an increase through fiscal year ending February 2027, after which the expense ratio is expected to return to prior historic levels.

22

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
7.	Level Distribution Plan
On June 6, 2025, the Fund announced that its Board approved a Level Distribution Plan (the “LDP”) under which the Fund will pay monthly distributions at an annualized rate of 10% of the Fund’s Net Asset Value (“NAV”) as of May 31, 2025. On May 22, 2026, the Fund announced that the Board approved the re-leveling of the Fund’s monthly distribution rate under the LDP to 10% of the Fund’s market price as of May 20, 2026. The LDP is intended to provide shareholders with a constant, though not guaranteed, fixed rate of distribution each month. In approving the LDP, the Board considered, among other factors, the potential impact of the LDP as a tool to narrow the discount to NAV at which the Fund’s shares have historically traded, the Fund’s ability to sustain the LDP, and the possibility that making regular distributions could enhance liquidity for common shareholders and potentially attract new investors. The Fund cannot predict what effect, if any, the LDP will have on the market price of its shares, or whether such market price will trade at a narrower or wider discount to NAV compared to levels prior to the LDP’s adoption. The Board may terminate or modify the parameters of the LDP at any time without prior notice to the Fund’s shareholders if circumstances warrant. The amendment or termination of the LDP could have an adverse effect on the market price of the Fund’s shares.
8.	Conditional Tender Offer
On June 6, 2025, the Board announced the adoption of a policy pursuant to which the Fund would conduct a conditional tender offer (“CTO”) for 10% of its outstanding shares, provided that the Fund’s shares traded at an average daily market price discount of 9% or greater to NAV during the nine-month measurement period beginning on July 1, 2025 and ending on March 31, 2026 (the “Performance Policy”).
On April 17, 2026 the Board announced that it had completed its review of the Fund’s trading discount during the nine-month measurement period beginning on July 1, 2025 and ending on March 31, 2026 in connection with the (CTO) announced by the Board on June 6, 2025. Based on this review, the Board determined that the Fund’s shares traded at an average daily market price discount of 10.5% to the Fund’s net asset value during such nine-month period, satisfying the Performance Policy.
Accordingly, the Board proceeded with a tender offer for 10% of the Fund’s outstanding shares. Consequently, 2,833,389 shares of the Fund were allocated for the tender offer. The purchase price of $12.78 per properly tendered and accepted share was equal to 98% of the Fund’s net asset value per share as of the close of regular trading of the New York Stock Exchange on July 2, 2026.

23

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
For the period ended August 31, 2026, the Fund repurchased 2,833,389 shares of its common stock, valued at $36,208,445 from shareholders participating in the conditional tender offer.

For Period Ended August 31, 2026
Shares outstanding at the beginning of period	28,333,893
Shares repurchased	(2,833,389)
Shares outstanding at the end of period	25,500,504

During the period ended August 31, 2026, the Fund completed one tender offer. The results were as follows:

Tender Offer Activity
Commencement date	June 1, 2026
Expiration date	July 2, 2026
Tender offer NAV	$12.7792
Shares tendered	2,833,389
Value of Shares tendered	$36,208,445
Percentage of Shares tendered	10%

9.	Subsequent Events
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated subsequent events for the Fund through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statements disclosure.

24

JAPAN SMALLER CAPITALIZATION FUND, INC.
FINANCIAL HIGHLIGHTS
For a share of common stock outstanding throughout each period:

	For the Six Months Ended August 31, 2026 (Unaudited)	For the Year Ended
		February 28,		February 29,	February 28,
		2026	2025	2024	2023	2022
Net asset value, beginning of period	$13.81	$9.46	$9.50	$8.12	$8.99	$10.23
Investment Operations:
Net investment income(1)	0.05	0.10	0.16	0.11	0.10	0.11
Net realized and unrealized gain (loss) on investments and foreign currency	1.03	4.96	0.11	1.54	(0.92)	(0.74)
Total from investment operations	1.08	5.06	0.27	1.65	(0.82)	(0.63)
Less Distributions:
Distributions from ordinary income	(0.55)	(0.71)	(0.31)	(0.27)	(0.05)	(0.21)
Distributions from capital gains	–	–	–	–	–	(0.40)
Total from distributions	(0.55)	(0.71)	(0.31)	(0.27)	(0.05)	(0.61)
Capital Share Transactions:
Accretion to Net Asset Value resulting from shares repurchase through tender offer	0.03	–	–	–	–	–
Net asset value, end of period	$14.37	$13.81	$9.46	$9.50	$8.12	$8.99
Market price, end of period	$12.63	$12.37	$7.91	$7.82	$6.77	$7.63
Total investment return based on:(2)
Net Asset Value	9.0%	55.8%	3.7%	21.2%	(9.0%)	(5.4%)
Market price	7.0%	66.9%	5.3%	19.6%	(10.6%)	(8.6%)
Ratio/Supplemental Data:
Net assets, end of period (000)	$366,524	$391,326	$267,961	$269,183	$229,951	$254,647
Ratio of expenses to average net assets	2.14%(3)(4)	2.09%(4)	1.30%	1.28%	1.47%	1.20%
Ratio of net income to average net assets	0.78%(3)	0.89%	1.69%	1.25%	1.29%	1.07%
Portfolio turnover rate	37%	52%	46%	53%	46%	27%

(1)	Based on average shares outstanding.
(2)
The Market price total return is adjusted for reinvestment of income dividends, ordinary income distributions, long-term capital gain distributions, and capital share transactions. Total return does not reflect sales commissions. Net Asset Value total return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale and the lower of market value or net asset value is used for dividend reinvestment dates.

(3)	Annualized.
(4)	Includes Discount Management Consulting fee (“DMC”). See Note 6. Excluding DMC fee, the ratio would have been 1.37% and 1.48% as of February 28, 2026 and August 31,2026, respectively.
See notes to financial statements

25

BOARD OF DIRECTORS
David B. Chemidlin
Tina Jones
Arthur B. Laby
Marcia L. MacHarg
Yusuke Andoh
Paige P. Ouimet
OFFICERS
Yusuke Andoh, President
Shinichi Masuda, Vice President
Michael A. Morrongiello, Vice President
Maria R. Premole, Vice President
Neil A. Daniele, Secretary and Chief Compliance Officer
Robert DeVault, Treasurer from August 2026
Thomas Perugini, Treasurer to July 2026
MANAGER
Nomura Asset Management U.S.A. Inc.
Worldwide Plaza
309 West 49th Street
New York, New York 10019-7316
INTERNET ADDRESS
http://www.nomura-asset.com/investment-solutions/funds/closed-end-funds/jof
INVESTMENT ADVISER
Nomura Asset Management Co., Ltd.
2-2-1, Toyosu, Koto-ku,
Tokyo 135-0061, Japan
DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 43006
Providence, RI 02940-3006
CUSTODIAN
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, Massachusetts 02110-1548
COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
One Manhattan West
New York, New York 10001
JAPAN SMALLER CAPITALIZATION FUND, INC.
WORLDWIDE PLAZA
309 WEST 49TH STREET
NEW YORK, NEW YORK 10019-7316
This Report, including the Financial Statements, is transmitted to the Shareholders of Japan Smaller Capitalization Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the Report.

Item 2.	Code of Ethics.

Not applicable. This item is only required in an annual report on Form N-CSR.

Item 3.	Audit Committee Financial Expert.

Not applicable. This item is only required in an annual report on Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Not applicable. This item is only required in an annual report on Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

Not applicable. This item is only required in an annual report on Form N-CSR.

Item 6.	Investments.

(a)	The Registrant’s investments in securities of unaffiliated issuers as of August 31, 2026 are included in the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable. This item is only required in an annual report on Form N-CSR.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

(a)

	(1)	Not applicable. This item is only required in an annual report on Form N-CSR.

	(2)	Not applicable. This item is only required in an annual report on Form N-CSR.

	(3)	Not applicable. This item is only required in an annual report on Form N-CSR.

	(4)	Not applicable. This item is only required in an annual report on Form N-CSR.

(b)	There has been no change to any of the Registrant’s Portfolio Managers since last reported in the Registrant’s annual report as of February 28, 2026 on Form N-CSR.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the period covered by this report, no purchases were made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3)under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Registrant’s equity securities that is registered by the Registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 15.	Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors made or implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

Item 16.	Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 18.	Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19.	Exhibits.

(a)

	(1)	Not applicable. This item is only required in an annual report on Form N-CSR.

	(2)	Not applicable. This item is only required in an annual report on Form N-CSR.

	(3)	Certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)). See EX 99.CERT attached hereto.

(b)	Certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule15d-14(b) under the Exchange Act (17 CFR 240.13a- 14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Japan Smaller Capitalization Fund, Inc.

By:	/s/ Yusuke Andoh
Yusuke Andoh
Principal Executive Officer

Date:	November 4, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Yusuke Andoh
Yusuke Andoh
Principal Executive Officer

Date:	November 4, 2026

By:	/s/ Robert DeVault
Robert DeVault
Principal Financial Officer

Date:	November 4, 2026